Exhibit 99.1

Delta: Building A Better Airline Bank of America Merrill Lynch 2013 Global Transportation Conference May 15, 2013

This presentation contains various projections and other forward - looking statements which represent Delta’s estimates or expectations regarding future events. All forward - looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors” discussed in Delta’s SEC filings. Caution should be taken not to place undue reliance on Delta’s forward - looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update. In this presentation, we will discuss certain non - GAAP financial measures. You can find the reconciliations of those measures to comparable GAAP measures on our website at delta.com. Safe Harbor 2

Building A Better Airline • Expect record June quarter following first March quarter profit in over a decade • Building on 2012’s financial momentum to grow earnings and expand margins in 2013 and beyond • Investing in network, operations, product and people to drive revenue growth and corporate share gains • Preserving Delta’s cost advantage through structural cost initiatives and paving the way for future margin expansion • D isciplined approach to capital investment driving sustained free cash flow generation • Deploying capital between debt reduction, shareholder returns and opportunistic pension funding Strong Financial Foundation Positioning Delta for the Future Balanced Capital Deployment 3

A Path of Significant Improvement

Delta's financial foundation has strengthened considerably over the past five years, with a solid pipeline of initiatives in place for further improvement



Operating Cash Flow
+$1.4B
$2.8B
$1.4B
2009
2012

- Industry-leading profitability
- Industry-leading revenue growth
- Investments in high-quality products and service
- Running a consistently reliable operation



Return on Invested Capital
+9.8 pts
11.3%
1.5%
2009
2012

- Disciplined capital spending
- Focus on high-return projects with short payback periods
- Differentiated fleet strategy that combines used and new aircraft purchases



Adjusted Net Debt
$17.0B
-$6.0B
$11.0B
2009
1Q13

- Over $400 million annual interest expense savings
- On track to achieve $10 billion adjusted net debt this year

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Momentum Continues In 2013

DELTA

June quarter 2013 on track for improved profitability and margins year over year following Delta's first profitable March quarter in over a decade

	2Q13
Operating margin	9% - 11%
Fuel price, including taxes and settled hedges	\$3.00 - \$3.05
Free cash flow	~\$500 million

	2Q13 vs. 2Q12
Consolidated ex-fuel unit cost	Up 3.5% - 4.5%
System capacity	Flat to up 1%

Note: Fuel price excludes mark-to-market adjustments; consolidated ex-fuel unit cost excludes special items and profit sharing

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Delta Is Taking a Different Approach All stakeholders need to share in our success to break the industry’s historical pattern 6 Employees • Best employee relations in the industry Customers • Continued benefits from investments in product, service, technology and operations Shareholders • 4 th consecutive year of profitability, with nearly 10 points of margin expansion over that time • Solid free cash flow generation and achievement of $10 billion debt target What to expect in 2013 Make Delta a great place to work for EMPLOYEES - Job stability with solid wages and benefits - Engaged employees motivated to generate results Make Delta an airline CUSTOMERS want to fly - Reliable, customer - focused operation - High quality products and service Make Delta a great investment for SHAREHOLDERS - Solid returns on invested capital - Balanced capital deployment

Investing in the Business

DELTA

Investments in network, operations, product and people targeted at making Delta the airline of choice for passengers

Investing in Network, Product and Facilities.....

- Onboard:
  - Launch of Economy Comfort
  - Flat bed seats on 85% of international aircraft by end of 2013
  - Wi-Fi on all two-class aircraft
  - Personal on-demand entertainment
- Facilities:
  - State of the art international terminal in Atlanta
  - Opening JFK Terminal 4 on May 24
  - Upgraded Sky Clubs
- Expanded network reach through targeted international equity investments in GOL, Aeromexico and Virgin Atlantic
- Enhancements to delta.com and mobile applications

...and Operational Reliability

Completion Factor


98.0%
98.6%
99.5%
2010
2011
2012

On-Time Arrival Rate


76.4%
81.6%
85.9%
2Q/3Q 10
2Q/3Q 11
2Q/3Q 12

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14.5% 13% 13% 11% 6% 8% 4.5% 4% 0.5% 5.5% 2.5% 4% 5.5% 5% 2% - 2% 9% 5% 7% 8% 4% 5% 2% 1% - 1% 2% - 1% 1% 2.5% 3% 3% - 4% Jan-12 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan-13 Feb Mar Apr Delta A4A Excl DAL Generating a Revenue Premium To The Industry • Delta has a network, product and operation that customers are willing to pay a premium for • Further revenue growth expected from corporate contract gains, the Virgin Atlantic joint venture, and New York initiatives, including the opening of JFK T4 on May 24 th Passenger Unit Revenue vs. Prior Year 8

1H13 2H13 Longer term Cost Control Key To Margin Expansion $1 billion structural cost initiatives designed to stabilize cost trends and pave the way for margin expansion in 2013 and beyond • Non - fuel unit costs expected to grow 3 - 5% for 2013 • Cost growth expected to peak in 1Q13 and stabilize by year end • $1 billion structural cost program reduces rate of cost growth, without jeopardizing our superior product • Fleet restructuring - $300M: unit cost efficiency gained by replacing 50 - seat jets with mainline and large regional jets • Maintenance redesign - $150M: capitalize on market purchase and part - out opportunities • Distribution platforms - $100M: continue to shift distribution to our lowest cost platforms • Staffing efficiency - $325M: higher productivity levels through technology and improved staffing models • Other costs - $125M: improve network efficiency 9 Note: All results exclude special items Non - Fuel Cost Change YOY Up 4 – 5% Up 1 – 2% Up 0 – 2%

Taking a unique approach to Delta’s number one input cost • Trainer Refinery is a unique approach to addressing Delta’s $12 billion annual fuel spend • Trainer expected to produce a modest profit for the June quarter • Agreements in place for 10% of refinery’s crude supply to come from Bakken in second half of 2013 − Allows Delta, not the refiners, to benefit from input cost savings • Next phase of max - jet modifications, combined with process changes to improve yield efficiency, should bring jet production to 40,000 bpd by early 2014, or ~25% of Delta’s domestic consumption • Fuel hedges well positioned at current price levels, with book structured for nearly full participation in recent fuel price drops Managing Fuel Expense to Reduce Risk 10 Jet Fuel Premium/(Discount) to ULSD (cents per gallon) -15.00 -10.00 -5.00 0.00 5.00 10.00 15.00 Jet Fuel Premium/(Discount) to ULSD Historical Avg (pre-2013) Last 6 weeks average 2009 2011 2013

Capital Discipline Drives Free Cash Flow Capital Spending and Operating Cash Flow ($ Billion) Note: Includes pre - merger NWA Delta’s business model produces both solid financial results and significant free cash flow 1998 – 2000 Cumulative earnings: $6.5 billion Cumulative free cash flow: ($2.0 billion) 2010 – 2012 Cumulative earnings: $4.1 billion Cumulative free cash flow: $3.9 billion 11 $2.6 $3.8 $4.1 $4.8 $4.1 $2.9 $1.8 $1.3 $1.2 $0.9 $2.1 $2.6 $1.2 $1.3 $1.3 $2.0 $2.4 ($2.0) ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Capex Operating Cash Flow $2.0 - $2.5

Plan For Free Cash Flow Deployment Delta’s long - term financial plan calls for significant free cash flow, and creation of up to $5 billion in value for shareholders through a combination of further debt reduction, capital return to shareholders and opportunistic pension funding 12 Debt Reduction Return to Shareholders Pension Funding Additional debt reduction of $3 billion from 2013 projection allows company to achieve and maintain new adjusted net debt target of $7 billion Board has approved a plan that will return more than $1 billion to shareholders over the next three years At current funding levels, pension liability to decline over next decade to below $5 billion; opportunistic incremental contributions of up to $1 billion mitigate longer - term funding needs

Debt Reduction Remains A Priority • There is meaningful benefit to further debt reduction; new target is to achieve and maintain $7 billion of adjusted net debt • Additional debt reduction drives improvement to earnings and cash flow, while strengthening the balance sheet $17.0 $15.0 $12.9 $11.7 $10.0 $7.0 2009 2010 2011 2012 2013E Goal Adjusted Net Debt 13 Further delevering creates value by: • Reducing Delta’s cost of capital, lowering funding costs • Improving earnings through lower interest expense • Increasing stability through a healthier balance sheet • Providing more consistent access to the capital markets by reducing leverage and improving Delta’s credit metrics Interest expense $1.3B $0.5B $1.0B $1.1B $1.2B $0.9B

Pension Liability Will Decline Over Time • Delta’s defined benefit pension plans are permanently frozen and closed to new participants. No additional benefits are accruing to existing plan participants. • Airline relief within the 2006 Pension Protection Act provides for both a favorable discount rate and longer funding period. • Over the next decade, minimum pension contributions combined with expected 9% asset returns should generate sufficient cash flows each year to pay current benefits and also modestly increase the pension asset base. Pension Unfunded Liability and Benefit Payments ($B) 14 Pension liability declines to less than $5 billion over next decade at current interest rates assuming only minimum funding $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2013 2015 2017 2019 2021 2023 Expected Benefit Payments Unfunded liability at current 4% discount rate Unfunded liability at historical 7% discount rate

$- $500 $1,000 2014 2016 2018 2020 2022 2024 2026 2028 2030 Required funding with addl. contributions 5-year plan average Incremental Pension Contributions Can Address Longer - Term Pension Funding • Incremental contributions of up to $1 billion over next five years would smooth remaining funding required from 2024 - 31 at current discount rates • Incremental contributions over next five years would produce funding levels significantly lower than current averages 15 Pension Funding ($M) PPA ERISA 5 - yr plan avg. $680M 2024 - 31 average minimum funding : $225M Note: Assumes current 4% discount rate and 9% asset returns

Implementing A Program To Return Cash To Shareholders • Delta’s Board has approved a program aimed at returning more than $1 billion over the next three years to shareholders through regular dividends and share repurchases • D emonstrates strong commitment to shareholders, while preserving flexibility to adapt to changing conditions Regular Dividend $200 million per year Share Repurchase Authorization $500 million over three years • Making a long - term commitment to returning cash to shareholders - Sets a minimum annual amount to be returned • Implementing a $0.06 per share quarterly dividend beginning in the September 2013 quarter - First dividend has been declared for shareholders of record on August 9, to be paid on September 10 - Dividend yield of 1.35% is highest of any US airline • Share repurchase program provides flexibility to adapt to seasonal cash flows and changing economic conditions - Board has ability to approve subsequent authorizations for additional shareholder returns • $500 million share repurchase has been authorized - Repurchases to be completed no later than June 30, 2016 16

Building A Better Airline • Expect record June quarter following first March quarter profit in over a decade • Building on 2012’s financial momentum to grow earnings and expand margins in 2013 and beyond • Investing in network, operations, product and people to drive revenue growth and corporate share gains • Preserving Delta’s cost advantage through structural cost initiatives and paving the way for future margin expansion • D isciplined approach to capital investment driving sustained free cash flow generation • Deploying capital between debt reduction, shareholder returns and opportunistic pension funding Strong Financial Foundation Positioning Delta for the Future Balanced Capital Deployment 17

Delta: Building A Better Airline Bank of America Merrill Lynch 2013 Global Transportation Conference May 15, 2013

Non-GAAP Financial Measures

Delta sometimes uses information ("non-GAAP financial measures") that is derived from our Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Delta is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be estimated at this time.

Delta excludes special items because management believes the exclusion of these items is helpful to investors to evaluate the company’s recurring core operational performance in the period shown.

Delta presents net cash provided by operating activities because management believes this metric is helpful to investors to evaluate the company’s operating activities and cash flows.

Delta presents return on invested capital as management believes this metric is helpful to investors in assessing the company’s ability to generate returns using its invested capital and as a measure against the industry.

Delta uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to present estimated financial obligations. Delta reduces adjusted total debt by cash, cash equivalents and short-term investments, resulting in adjusted net debt, to present the amount of assets needed to satisfy the debt. Management believes this metric is helpful to investors in assessing the company’s overall debt profile.

Delta presents combined capital spending as if the company’s merger with Northwest Airlines had occurred at the beginning of the period presented because management believes this metric is helpful to investors to evaluate the company’s combined investing activities and provide a more meaningful comparison to our post-merger amounts.

Delta presents free cash flow because management believes this metric is helpful to investors to evaluate the company's ability to generate cash that is available for use for debt service or general corporate initiatives.

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Operating Cash Flow

	Full Year	Full Year
(in billions)	2012	2008
Delta operating cash flow (GAAP)	$2.5	$(1.7)
SkyMiles used pursuant to advance purchase under AMEX agreement	0.3	–
Northwest operating cash flow	–	0.2
Net cash provided by operations, adjusted	$2.8	$(1.5)

Return on Invested Capital

	Full Year	Full Year
(in billions, except % return)	2012	2009
Adjusted Book Value of Equity	$13.9	$12.9
Average Adjusted Net Debt	$12.0	$16.8
Average Invested Capital	$25.9	$29.7
Adjusted Total Operating Income	$2.9	$0.5
Return on Invested Capital	11.3%	1.5%

Adjusted Net Debt

	March 31,		December 31,
(in billions)	2013		2012		2011		2010		2009
Debt and capital lease obligations	$12.3		$12.7		$13.8		$15.3		$17.2
Plus: unamortized discount, net from purchase accounting and fresh start reporting	0.5		0.5		0.6		0.6		1.1
Adjusted debt and capital lease obligations		$12.8		$13.2		$14.4		$15.9		$18.3
Plus: 7x last twelve months' aircraft rent		1.8		1.9		2.1		2.7		3.4
Adjusted total debt		14.6		15.1		16.5		18.6		21.7
Less: cash, cash equivalents and short-term investments		(3.6)		(3.4)		(3.6)		(3.6)		(4.7)
Adjusted net debt		$11.0		$11.7		$12.9		$15.0		$17.0

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Capital Spending

Full Year
(in billions)	2008
Delta capital expenditures (GAAP)	$1.5
Northwest capital expenditures	1.1
Total combined capital spending	$2.6

Pre-Tax Income

Three Years Ended
(in billions)	December 31, 2012
Pre-tax income	$2.4
Items excluded:
Restructuring and other items	1.1
Loss on extinguishment of debt	0.6
Pre-tax income excluding special items	$4.1

Free Cash Flow

Three Years Ended
(in billions)	December 31, 2012
Net cash provided by operating activities (GAAP)	$8.1
Net cash used in investing activities (GAAP)	(5.5)
Adjustments:
Proceeds from sale of property and investments and other	(0.8)
Purchase of short-term investments	1.8
SkyMiles used pursuant to advance purchase under AMEX agreement	0.3
Total free cash flow	$3.9

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